UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 21, 2009

                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)


             Maryland                                       1-4141                                       13-1890974
     (State or Other Jurisdiction                    (Commission File Number)                       (I.R.S. Employer
          of Incorporation)                                                                        Identification No.)


                                 Two Paragon Drive
                              Montvale, New Jersey 07645
                            (Address of principal executive
                                  offices) (Zip Code)


                                 (201) 573-9700
                             (Registrant's telephone
                                     number,
                              including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


          [  ] Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)


          [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)


          [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


          [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Section 5 -  Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
            Arrangements of Certain Officers.

         (b) On September 21, 2009, the Company and Allan Richards, the Company's Senior Vice President, Human Resources, Labor Relations, Legal Services & Secretary, mutually agreed that Mr. Richards will leave the Company to pursue other opportunities.

                                                              SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                                   By:
                                       ---------------------------------------
                                       Christopher W. McGarry
                                       Vice President - Legal Services


    Date:  September 25, 2009